Capital Stock	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Capital Stock
Capital Stock

Common Stock
At December 31, 2016, we had 100 million shares of common stock authorized and 50.0 million shares issued and outstanding.

Dividends
We paid regular quarterly dividends on our common stock during the last three years.  On January 20, 2017, the Board declared a regular quarterly dividend of 10 cents per share payable on March 1, 2017.  The payment of future dividends is at the discretion of the Board of Directors and is dependent on our future earnings, financial condition, shareholder equity levels, cash flow, business requirements and other factors.

Preferred Stock
At December 31, 2016, we had the authority to issue up to 2.0 million shares of preferred stock with a par value of $10 per share.

Shares Used to Calculate Earnings per Share

	Years Ended December 31,
(In millions)	2016	2015	2014

Weighted-average shares

Basic(a)	50.0	49.3	49.0
Effect of dilutive stock awards	0.6	—	—
Diluted(a)	50.6	49.3	49.0

Antidilutive stock awards excluded from denominator	0.1	1.7	1.7

(a)
We have deferred compensation plans for directors and certain of our employees.  Some amounts owed to participants are denominated in common stock units.  Each unit represents one share of common stock.  The number of shares used to calculate basic earnings per share includes the weighted-average common stock units credited to employees and directors under the deferred compensation plans.  Additionally, nonvested units are also included in the computation of basic weighted-average shares when the requisite service period has been completed.  Accordingly, basic and diluted shares include weighted-average units of 0.5 million in 2016, 0.5 million in 2015 and 0.5 million in 2014.